Pacer Trendpilot® Fund of Funds ETF Trading Symbol: TRND NYSE Arca, Inc. Summary Prospectus August 31, 2021 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated August 31, 2021, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/media/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Trendpilot Fund of Funds ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot Fund of Funds Index (the “Index” or the “Fund of Funds Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.62%
Total Annual Fund Operating Expenses	0.77%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”).
Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component.
The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the value of the S&P U.S. High Yield Corporate Bond Index divided by the value of the S&P U.S. Treasury Bond 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot International Index	S&P Developed Ex-U.S. LargeCap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot US Bond Index	S&P U.S. High Yield Corporate Bond Index
The Trendpilot Indexes
Each Trendpilot Equity Index uses a systematic trend following strategy that directs the Trendpilot Equity Index’s exposure to either the applicable Underlying Component, 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or 100% to 3-Month US Treasury bills and may stay in any of its three possible positions for an extended period of time. The Trendpilot Bond Index uses a systematic trend following strategy that directs the Trendpilot Bond Index’s exposure to either the applicable Underlying Component, 50% to the applicable Underlying Component and 50% to the S&P U.S. Treasury Bond 7-10 Year Index, or 100% to the S&P U.S. Treasury Bond 7-10 Year Index and may stay in any of its three possible positions for an extended period of time. As described below, each Trendpilot Index will change its position based on the following indicators, and each change will become effective on the second business day after the indicator for the change is triggered.
Underlying Component Indicator. When the applicable Underlying Component for the Trendpilot Equity Indexes closes above its 200-day moving average for five consecutive business days (the “Underlying Component Indicator” for such indexes), the exposure of the applicable Trendpilot Index will be 100% to the Underlying Component, effective on the second business following the date of the Underlying Component Indicator.

Once the Underlying Component Indicator has been triggered, the exposure of the applicable Trendpilot Equity Index will next change to either be 50% to the Underlying Component and 50% to 3-Month US Treasury bills if the 50/50 Indicator (described below) is triggered or 100% to 3-Month US Treasury bills if both the 50/50 Indicator and the Treasury Indicator (described below) are triggered simultaneously, effective on the second business day following the date of the indicator(s).
With respect to the Trendpilot Bond Index, when the Risk Ratio closes above its 100-day historical simple moving average (the “100-day moving average”) for five consecutive business days (the “Underlying Component Indicator” for such index), the exposure of the Trendpilot Bond Index will be 100% to the S&P U.S. High Yield Corporate Bond Index, effective by the close of business on the sixth business day following the date of the Underlying Component Indicator.
Once the Underlying Component Indicator has been triggered, the exposure of the Trendpilot Bond Index will next change to either be 50% to the S&P U.S. High Yield Corporate Bond Index and 50% S&P U.S. Treasury Bond 7-10 Year Index if the 50/50 Indicator (described below) is triggered or 100% to S&P U.S. Treasury Bond 7-10 Year Index if both the 50/50 Indicator and the Treasury Indicator (described below) are triggered simultaneously, effective by the close of business on the sixth business day following the date of the Underlying Component Indicator.
50/50 Indicator. With respect to each Trendpilot Equity Index, when the applicable Underlying Component closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator” for such index), the exposure of the Trendpilot Equity Index will be 50% to the Underlying Component and 50% to 3-Month US Treasury bills, effective on the second business day following the date of the 50/50 Indicator (“50/50 Exposure”). Following the effectiveness of the 50/50 Indicator, the exposure of the Trendpilot Equity Index may be greater than or less than 50% with respect to the Underlying Component and 3-Month US Treasury bills depending on their respective performance until either the Underlying Component Indicator or Treasury Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Trendpilot Equity Index will next change to either be 100% to the Underlying Component if the Underlying Component Indicator is triggered or 100% to 3-Month US Treasury bills if the Treasury Indicator (described below) is triggered, effective on the second business day following the date of the indicator.
With respect to each Trendpilot Bond Index, when the Risk Ratio closes below its 100-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Trendpilot Bond Index will be 50% to the S&P U.S. High Yield Corporate Bond Index and 50% S&P U.S. Treasury Bond 7-10 Year Index, effective by the close of business on the sixth business day following the date of the 50/50 Indicator. Following the effectiveness of the 50/50 Indicator, the exposure of the Trendpilot Bond Index may be greater than or less than 50% with respect to the S&P U.S. High Yield Corporate Bond Index and S&P U.S. Treasury Bond 7-10 Year Index depending on their respective performance until either the Underlying Component Indicator or Treasury Indicator (described below) is triggered.
Once the 50/50 Indicator has been triggered, the exposure of the Trendpilot Bond Index will next change to either be 100% to the S&P U.S. High Yield Corporate Bond Index if the Underlying Component Indicator is triggered or 100% to S&P U.S. Treasury Bond 7-10 Year Index if the Treasury Indicator (described below) is triggered, effective by the close of business on the sixth business day following the date of the 50/50 Indicator.
Treasury Indicator. With respect to each Trendpilot Equity Index, when the applicable Underlying Component’s 200-day moving average closes lower than its value from five business days earlier (the “Treasury Indicator” for such index), the exposure of the Trendpilot Equity Index will be 100% to 3-Month US Treasury bills, effective on the second business day following the date of the Treasury Indicator.
For example, if today is Wednesday and the applicable Underlying Component’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the Treasury Indicator is triggered. Unlike the operation of the Underlying Component Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the Treasury Indicator has been triggered; rather, the Treasury Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Trendpilot Equity Index will not move directly from 100% exposure to the Underlying Component to 100% exposure to 3-Month US Treasury bills unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the Underlying Component Indicator.
With respect to the Trendpilot Bond Index, when the Risk Ratio’s 100-day moving average closes lower than its value from five business days earlier (the “Treasury Indicator” for such index), the exposure of the Trendpilot Bond Index will be 100% to S&P U.S. Treasury Bond 7-10 Year Index, effective by the close of business on the sixth business day following the date of the Treasury Indicator.
For example, if today is Wednesday and the Risk Ratio 100-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the Treasury Indicator is triggered. Unlike the operation of the Underlying Component Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the Treasury Indicator has been triggered; rather, the Treasury Indicator simply compares today’s closing value to the closing value five business days earlier. However, the Trendpilot Bond Index will not move directly from 100% exposure to the S&P U.S. High Yield Corporate Bond Index to 100% exposure to S&P U.S. Treasury Bond 7-10 Year Index unless the 50/50 Indicator was simultaneously triggered following the most recent triggering of the Underlying Component Indicator.
Once the Treasury Indicator has been triggered, the exposure of the Trendpilot Index will next change to be 100% to the Underlying Component if the Underlying Component Indicator is triggered, effective on the second business day following the date of the indicator. Once the Treasury Indicator has been triggered, the Trendpilot Index will not return to its 50/50 position unless the Underlying Component Indicator is first triggered, followed by the 50/50 Indicator being triggered.
Each Trendpilot Index aims to mitigate, to some extent, the volatility of the Underlying Component by tracking 3-Month US Treasury bills or the S&P U.S. Treasury Bond 7-10 Year Index (instead of the Underlying Component), as applicable, when the applicable Underlying Component is in a negative trend. Because the Underlying Component Indicator, 50/50 Indicator, and Treasury Indicator (collectively, the “Exposure Indicators”) for each Trendpilot Index operate independent of the Exposure Indicators for each other Trendpilot Index, the Fund of Funds Index may reflect Underlying Component exposure for each Trendpilot ETF, a mix of Underlying Component exposures and 3-Month US Treasury bills, or entirely 3-Month US Treasury bills for short or long periods of time. When the 50/50 Indicator or Treasury Indicator has been triggered for a particular Trendpilot ETF, the Fund of Funds Index will have reduced or no exposure, respectively, to the applicable Trendpilot ETF’s Underlying Component.
Special Indicator. For each Trendpilot Equity Index, in the event the Underlying Component closes 20% above or 20% below its 200-day simple moving average, the Trendpilot Equity Index will change exposures effective at the end of the following business day to its 50/50 Exposure. This new exposure (the “Special Exposure”) will continue until the applicable Underlying Component Indicator, 50/50 Indicator, or Treasury Indicator is triggered.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund of Funds Index (i.e., the Trendpilot ETFs). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Fund of Funds Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪High Yield Risk. High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk. High yield debt obligations are speculative investments and may also be less liquid than higher quality securities, and may cause income and principal losses for the Fund. The market for high yield securities is generally thinner and less active than the market for higher quality securities. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become classified as “high risk.” Consequently, high yield securities and loans entail greater risk of loss of principal than securities and loans that are investment grade rated. Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.

▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund primarily invests in other ETFs and will incur higher and duplicative expenses as a result of such investments. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
▪Trend Lag Risk. At least six consecutive trading days will elapse after the applicable Equity Component first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before a Trendpilot Index will switch from tracking the Equity Component to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the Equity Component). As a result, if the Equity Component is in an overall positive trend, the Trendpilot Index and consequently the Fund of Funds Index and the Fund may be adversely affected by a downward trend and/or volatility in the Equity Component for up to six consecutive trading days (or conversely, if the Equity Component is in an overall negative trend, the Trendpilot Index and consequently the Fund of Funds Index and the Fund may not benefit from an upward trend and/or volatility in the Equity Component for up to six consecutive trading days). Accordingly, the methodology employed by each Trendpilot Index does not eliminate exposure to downward trends and/or volatility in the Equity Component and does not provide immediate exposure to upward trends and/or volatility in the Equity Component.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2021, the Fund’s total return was 8.18%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 12.48% (quarter ended December 31, 2020) and the Fund’s lowest return for a calendar quarter was -13.36% (quarter ended March 31, 2020).
Average Annual Total Returns
(for the period ended December 31, 2020)

	1 Year	Since Inception (5/3/2019)
Pacer Trendpilot Fund of Funds ETF
Return Before Taxes	4.72%	7.14%
Return After Taxes on Distributions	4.56%	6.90%
Return After Taxes on Distributions and Sale of Fund Shares	2.89%	5.46%
Pacer Trendpilot Fund of Funds Index (reflects no deduction for fees, expenses, or taxes)	5.95%	8.33%
S&P 1200 Index (reflects no deduction for fees, expenses, or taxes)	15.58%	15.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.